Exhibit 10.1
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS OF THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.
AMD_00387911.0
AMENDMENT

Date of this Amendment: January 1, 2026 (“Effective Date”)

This AMENDMENT (“Amendment”) between MSCI Inc., MSCI Limited (collectively, “MSCI”) and BlackRock Fund Advisors (“Licensee”) hereby amends the following agreements:

(i)the Master Index License Agreement for Exchange Traded Funds dated October 1, 2022 (the “ETF Agreement”) (internal MSCI reference: Master-IXF_00269418.0); and
(ii)Schedule No. 1 to the Master Index License Agreement for Exchange Traded Funds dated October 1, 2022 (“Schedule No. 1) (internal MSCI reference: SCA_00267309.0).
(collectively, the “Agreements”).

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed in the Agreement(s), and/or any terms and conditions incorporated into the Agreements.

For the purposes of this Amendment, references to MSCI in the Agreements and this Amendment shall mean MSCI Limited with respect to the Non-US License (as defined below) and MSCI Inc. with respect to the US License (as defined below). Notwithstanding anything to the contrary, it is acknowledged and agreed that MSCI Inc. is entering into this Amendment solely with respect to, and responsible for, the Services received by or licenses granted to Licensee within the United States (“US License”) and MSCI Limited is entering into this Amendment solely with respect to, and responsible for, the Services received by or licenses granted to Licensee outside of the United States (“Non-US License”). Notwithstanding anything to the contrary in the Agreements and that both licenses may be incorporated into this Amendment, MSCI Inc. is not obligated to perform and does not guarantee the performance of the Non-US License and MSCI Limited is not obligated to perform and does not guarantee the performance of the US License.

1.As of the Effective Date, the parties agree to the following amendments to the Agreements:

A.The ETF Agreement is amended as follows:

•The first sentence of Section 2 is deleted and replaced with the following: The term of this Agreement shall commence on October 1, 2022 and shall continue until March 31, 2035.

B.Schedule No. 1 is amended as follows and reflected in the restated Exhibit A attached below:

•All [***] and [***] are removed from Fee Models 1, 2, 3, 4, 5, 6, 7, 8, 9, 12, 14 and 15.
•A [***] shall apply [***] to Fee Models 1, 2, 3, 4, 5, 6, 7, 8, 9, 12, 14 and 15 which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]
By way of examples only:
Fund 1's [***]
Fund 2's [***]
Fund 3's [***]

•iShares Core MSCI World UCITS ETF: Beginning on January 1, 2026, the [***] for this Fund will be [***].
•Fee Models 10, 11, and 13 will remain unchanged in the fee calculation for each Fund based on [***]. All [***]

will be [***]. However, all Funds subject to these fee models will be subject to a [***], such that the License Fees for each applicable Fund shall [***] during [***].
•Additionally, for the period beginning on January 1, 2026 and ending on December 31, 2027, [***] will [***] and MSCI will [***], [***]. For the avoidance of doubt, the [***] will apply during this period.

•In Section II.C.3 of Schedule No. 1 all references to [***] shall be changed to [***].

C.For the avoidance of doubt, the Initial [***] Fee Model set forth in AMD_00356637.0 shall remain unchanged by this Amendment, provided that when License Fee Model 4 as referenced therein applies it shall be License Fee Model 4 as modified by this Amendment.

2.To the extent that any terms of this Amendment conflict with any terms of the Agreements, the terms of this Amendment will control.

3.Except as expressly set forth herein, the Agreements shall remain unchanged, and in full force and effect, including, but not limited to, the [***], the [***], and the [***].

Notwithstanding anything to the contrary in the Agreements or otherwise, the parties hereby agree that an authorized representative of either party may execute this Amendment using an electronic signature, and any such electronic signature shall be deemed effective, binding and enforceable against such party.

BlackRock Fund Advisors	MSCI Inc.
By /s/Daniel Dunay	By /s/ Jessica Mawhinney
Name Daniel Dunay	Name Jessica Mawhinney
Title Managing Director	Title Executive Director
Date December 20, 2025	Date January 26, 2026

MSCI Limited
By /s/ Dorothy Chan
Name Dorothy Chan
Title Vice President
Date January 27, 2026

Exhibit A of Schedule 1 – License Fee Models are hereby fully restated and shall replace the prior Exhibit A, which is deleted and superseded in its entirety.

EXHIBIT A LICENSE FEE MODELS

I.Terms and conditions applicable to the license fee models:

1.Currency. Unless expressly indicated otherwise, all license fee models use only US dollars as currency.

2.[***]. Where any license fee model specifies a [***], the License Fee for each applicable Fund will not be less than the specified [***] during [***]

3.AUM Tiers. Where any license fee model is [***], the License Fees set forth in each tier shall be calculated [***]. For example, if the [***] License Fees for [***] are [***], then the License Fees for [***] would be [***].

4.[***]. Notwithstanding anything to the contrary, [***] shall be subject to [***] (the “[***]”), which shall be paid [***]. If the [***] are [***] during [***], then the [***] for [***] shall [***]. “[***]” means the [***].

II.License Fee Models

1.License Fee Model 1

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]

oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

2.License Fee Model 2

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

3.License Fee Model 3

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]

oFunds with [***] will have a [***] on [***].

•iShares Core MSCI World UCITS ETF: Beginning on January 1, 2026 and ending on December 31, 2026, the [***] for this Fund will be [***].

4.License Fee Model 4

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

5.License Fee Model 5

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]

oFunds with [***] will have a [***] on [***]

6.License Fee Model 6

[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

7.License Fee Model 7

[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

8.License Fee Model 8

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:

oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

9.License Fee Model 9

[***]	[***]
[***]	[***]

Solely for this license fee model, “[***]” means [***] (which represents the [***].

Solely for this license fee model, “[***]” means, for [***], the [***].
•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

10.License Fee Model 10

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, which is [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•All [***] for each Fund [***] of such Fund [***] will be subject to [***]
•All Funds subject to this fee model will be subject to a [***], such that the License Fee for each applicable Fund shall [***] during [***]

•For the period beginning on January 1, 2026 and ending on December 31, 2027, [***] will [***], [***]. For the avoidance of doubt, the [***] will apply during this period

11.License Fee Model 11

Solely for this license fee model, “[***]” means an amount calculated in accordance with the following table, which is based on [***]:

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•All [***] will be [***]
•All Funds subject to this fee model will be subject to a [***], such that the License Fee for each applicable Fund shall [***] during [***]
•For the period beginning on January 1, 2026 and ending on December 31, 2027, [***] will [***], [***]. For the avoidance of doubt, the [***] will apply during this period

12.License Fee Model 12

[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

13.License Fee Model 13

Solely for this license fee model, “[***]” means an amount calculated by [***]:

Table A

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Table B

[***]
[***]

The “[***]” shall be paid [***]. The License Fees calculated in Table B above are [***].

•All [***] will be subject to [***]
•All Funds subject to this fee model will be subject to a [***], such that the License Fee for each applicable Fund shall not be less than the specified [***] during [***]
•For the period beginning on January 1, 2026 and ending on December 31, 2027, [***] and [***], [***]. For the avoidance of doubt, the [***] will apply during this period

14.License Fee Model 14

Solely for this license fee model, “[***]” means an amount calculated by [***]

Table A

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Table B

[***]
[***]

Solely for this license fee model, “[***]” means [***] (which represents the [***]).

Solely for this license fee model, “[***]” means, for [***], the [***].

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:
oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]

15.License Fee Model 15

[***]	[***]
[***]	[***]
[***]	[***]

•Solely for this license fee model, a [***] shall apply [***] which shall be defined as follows:

oAll Funds subject to the above referenced Fee Models (separately) will have a [***] and the License Fees for each applicable Fund shall [***] during [***]
oFunds with [***] will have a [***] on [***]
oFunds with [***] will have a [***] on [***]